                                                                    EXHIBIT 99.1

[E Funds Logo]
                                                     EFUNDS CORPORATION
                                                     Gainey Center II, Suite 300
                                                     8501 North Scottsdale Road
                                                     Scottsdale, AZ  85253
N   E   W   S         R   E   L   E   A   S   E


                                                     FOR ADDITIONAL INFORMATION:
                                                     PAUL H. BRISTOW
                                                     Executive Vice President &
                                                     Chief Financial Officer
                                                     480-629-7720

                                                     DIANE SALUCCI
                                                     Vice President of Corp.
                                                     Comm. and I.R.
                                                     480-629-1414

                                                     DEBI FORD
                                                     Director of Investor
                                                     Relations
                                                     480-629-7619



                    EFUNDS RELEASES NEW SEGMENT AND OPERATING
               EXPENSE PRESENTATION AND CONSOLIDATED STATEMENT OF
            OPERATIONS INFORMATION FOR NEW ACCOUNTING RULE NO. 01-14

Scottsdale, ARIZONA, May 15, 2002 -- eFunds Corporation (NASDAQ: EFDS), a leading provider of electronic payment, risk management and related technology and business process management services, today released its new presentation of segment disclosures and operating expenses. The Company has changed its segment presentation as a result of restructuring and integration initiatives and its ATM acquisition strategy. Commencing with the first quarter of 2002, the Company also revised the presentation of its operating expenses. Accompanying this release are prior period results, which have been revised to conform to the new presentation format.

Effective January 1, 2002, the Company adopted Emerging Issues Task Force (EITF) Issue No. 01-14, "Income Statement Characterization of Reimbursements Received for `Out-of-Pocket' Expenses Incurred." The Company released full year and quarterly 2001 results reflecting the effect this pronouncement would have had on its financial statements in 2001. The attached results should be read in conjunction with the Company's quarterly report on Form 10-Q for the period ended March 31, 2002, which was filed with the Securities and Exchange Commission today.

"Commencing with the first quarter of 2002, we will now report four business segments," said Gus Blanchard, Chairman and CEO. "To assist investors and others who follow our Company, we are releasing further detail regarding our cost categories and revised versions of our quarterly and full year 2001 results which conform to our new presentation formats. We believe this additional detail will provide our shareholders with answers to their requests for better visibility into our operations."

NEW SEGMENT PRESENTATION
The change in segment reporting results from recent restructuring and integration initiatives, and the recently initiated ATM acquisition strategy. The Government Services segment has been consolidated with electronic payments, while ATM management services, decision support and risk management, and professional services have been separately identified as segments. The Company reports segment information consistent with the way management internally disaggregates its operations to assess performance and to allocate resources.


      - The ELECTRONIC PAYMENTS segment includes ACH, POS, EFT and other processing services across multiple financial networks, and electronic benefit transfer (EBT) services for government agencies.

      - The ATM MANAGEMENT SERVICES segment consists of ATM deployment, management and branding services.

      - The DECISION SUPPORT AND RISK MANAGEMENT segment provides risk management based data and other products to financial institutions, retailers and other businesses that assist in detecting fraud and assessing the risk of opening a new account or accepting a check.

      - The PROFESSIONAL SERVICES segment provides EFT software sales, software applications development, maintenance and installation, and business process outsourcing services.

The accounting policies of the segments are the same as those described in Part I, Item 2 of the Company's Quarterly Report on Form 10-Q filed today with the Securities and Exchange Commission. For purposes for internal reporting, the Company groups costs based upon managerial control. The majority of these managed cost groups may be directly assigned to a reportable segment. For cost groups supporting more than one reportable segment, the costs are assigned based upon the product line or project benefited. The Company does not allocate expenses that benefit all segments and are corporate or administrative in nature. These costs include, but are not limited to, legal, accounting, human resource, risk management, and executive expenses.

NEW PRESENTATION OF OPERATING EXPENSES

During the first quarter of 2002, the Company evaluated the characteristics of its cost structure, the continued relevance of historical presentation formats, the characteristics of the costs included in each of the previously presented categories, and the cost categorizations and presentations of companies engaged in similar businesses. As a result of this evaluation, the Company has revised its presentation of its operating expenses to include the following categories:

      - PROCESSING, COMMUNICATION AND SERVICE COSTS - This category includes cost of processing, telecommunications, computer equipment and promotional services;

      - EMPLOYEE COSTS - Costs in this category represent employee compensation and related employee expenses, benefits and travel;

      - DEPRECIATION AND AMORTIZATION - These costs represent depreciation of facilities and equipment and amortization of intangible assets, such as capitalized software costs and customer contract costs, and, prior to the implementation of FAS 142 in the first quarter of 2002, amortization of goodwill; and

      - OTHER OPERATING EXPENSES - Costs in this category include facility costs, professional, consulting and temporary services, bad debt, and certain administrative costs

NEW ACCOUNTING RULE NO. 01-14

EITF 01-14 requires that reimbursements received for out-of-pocket expenses must be classified as revenue. This pronouncement is effective for financial reporting periods beginning after December 15, 2001 and requires that financial statements for prior periods presented be reclassified to comply with these provisions. The Company typically incurs telecommunications, network customer fees, travel, maintenance and repair, and other transaction costs that are billed to and reimbursed by customers. These reimbursements were previously classified as a reduction to operating expenses. Adoption of the EITF results in an equal increase to both revenue and operating expenses, with no resultant impact on the Company's financial position or income from operations.

ABOUT EFUNDS

eFunds delivers innovative, reliable and cost-effective technology solutions to meet its customers' payment and risk management, e-commerce and business process improvement needs. eFunds provides its services to financial institutions, financial services companies, electronic funds networks, retailers, government agencies, e-commerce providers, and other companies around the world. For more information, visit www.efunds.com.

Statements made in this release concerning the Company's or management's intentions, expectations, or predictions about future results or events are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are necessarily subject to risks and uncertainties that could cause actual results to vary from stated expectations, and such variations could be material and adverse. Factors that could result in such a variation include, but are not limited to, the inherent unreliability of earnings and revenue growth predictions due to numerous factors, including many beyond the Company's control, potential difficulties, delays and unanticipated expenses inherent in the development and marketing of new products and services, competitive factors, and the numerous risks and potential additional costs, disruptions and delays associated with the establishment of new business initiatives. Additional information concerning these and other factors that could cause actual results to differ materially from the Company's current expectations is contained in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2002.

                               EFUNDS CORPORATION
           Consolidated Quarterly Statement of Operations Information
              (2001 Results Adjusted for Segment Reclassification)
                                   (unaudited)

                                                                                                                     Quarter Ended
                                                            2001 Quarter Ended                        Year Ended       March 31,
                                       ---------------------------------------------------------
(dollars in thousands)                  March 31       June 30       September 30     December 31        2001            2002
                                       ----------      --------       ----------      ----------      -----------     ----------
Net revenue:
  Electronic payments................  $   45,197      $ 45,725       $   46,959      $   47,764      $   185,645     $   46,507
  ATM management services............      16,580        18,324           19,696          19,322           73,922         20,640
  Decision support and risk
    management.......................      37,223        39,940           33,942          30,930          142,035         36,825
  Professional services..............      31,620        28,846           39,761          39,498          139,725         29,525
                                       ----------      --------       ----------      ----------      -----------     ----------
    Total net revenue................     130,620       132,835          140,358         137,514          541,327        133,497
                                       ----------      --------       ----------      ----------      -----------     ----------
Operating expenses before
  special items:
  Electronic payments................      33,499        34,184           36,964          36,715          141,362         34,124
  ATM management services............      16,562        17,458           17,305          19,337           70,662         19,254
  Decision support and risk
    management.......................      27,292        26,901           27,470          25,481          107,144         29,584
  Professional services..............      20,222        19,472           18,013          18,057           75,764         18,879
  Corporate..........................      23,805        23,297           21,804          20,712           89,618         20,174
                                       ----------      --------       ----------      ----------      -----------     ----------
    Total operating expenses.........     121,380       121,312          121,556         120,302          484,550        122,015
                                       ----------      --------       ----------      ----------      -----------     ----------
Income from operations
  before special items:
  Electronic payments................      11,698        11,541            9,995          11,049           44,283         12,383
  ATM management services............          18           866            2,391             (15)           3,260          1,386
  Decision support and risk
    management.......................       9,931        13,039            6,472           5,449           34,891          7,241
  Professional services..............      11,398         9,374           21,748          21,441           63,961         10,646
  Corporate..........................     (23,805)      (23,297)         (21,804)        (20,712)         (89,618)       (20,174)
                                       ----------      --------       ----------      ----------      -----------     ----------
    Total income from operations
      before special items...........       9,240        11,523           18,802          17,212           56,777         11,482
                                       ----------      --------       ----------      ----------      -----------     ----------
Net special items:
  Decision support and risk
    management.......................      (3,200)           --               --              --           (3,200)            --
  Professional services..............          --            --            2,500              --            2,500             --
                                       ----------      --------       ----------      ----------      -----------     ----------
Income from operations including
  special
  items:
  Electronic payments................      11,698        11,541            9,995          11,049           44,283         12,383
  ATM management services............          18           866            2,391             (15)           3,260          1,386
  Decision support and risk
    management.......................       6,731        13,039            6,472           5,449           31,691          7,241
  Professional services..............      11,398         9,374           24,248          21,441           66,461         10,646
  Corporate..........................     (23,805)      (23,297)         (21,804)        (20,712)         (89,618)       (20,174)
                                       ----------      --------       ----------      ----------      -----------     ----------
    Income from operations including
      special items..................  $    6,040      $ 11,523       $   21,302      $   17,212      $    56,077     $   11,482
                                       ==========      ========       ==========      ==========      ===========     ==========

                               EFUNDS CORPORATION
                Consolidated Statement of Operations Information
              (2001 Results Reclassified to Reflect EITF No. 01-14)
                                   (unaudited)

                                                      2001 Quarters Ended                           Year Ended      Quarter Ended
                                  ------------------------------------------------------------
(dollars in thousands)               March 31       June 30      September 30      December 31          2001        March 31, 2002
                                  ------------   ------------    ------------     ------------     ------------     ------------
Before Reclassification:
Net revenue....................   $    124,498   $    126,057    $    132,978     $    130,104     $    513,637     $    126,372
Operating expenses.............        118,458        114,534         111,676          112,892          457,560          114,890
                                  ------------   ------------    ------------     ------------     ------------     ------------
Income from Operations.........   $      6,040   $     11,523    $     21,302     $     17,212     $     56,077           11,482
                                  ------------   ------------    ------------     ------------     ------------     ------------
Operating margin...............            4.9%           9.1%           16.0%            13.2%            10.9%              9.1%

After Reclassification:
Net revenue....................   $    130,620   $    132,835    $    140,358     $    137,514     $    541,327     $    133,497
Operating expenses.............        124,580        121,312         119,056          120,302          485,250          122,015
                                  ------------   ------------    ------------     ------------     ------------     ------------
Income from Operations.........   $      6,040   $     11,523    $     21,302     $     17,212     $     56,077     $     11,482
                                  ------------   ------------    ------------     ------------     ------------     ------------
Operating margin...............            4.6%            8.7%          15.2%           12.5%             10.4%              8.6%

                               EFUNDS CORPORATION
                Consolidated Statement of Operations Information
           (2001 Results Adjusted for Reclassified Operating Expenses)
                                   (unaudited)

                                                           2001 Quarters Ended                       Year Ended     Quarter Ended
                                          --------------------------------------------------------
                                           March 31      June 30     September 30      December 31      2001       March 31, 2002
                                          -----------  -----------   ------------     ------------  ------------    ------------
Net revenue.............................  $   130,620  $   132,835   $    140,358     $    137,514  $    541,327    $    133,497
                                          -----------  -----------   ------------     ------------  ------------    ------------
Operating Expenses:
  Processing, communications,
    services............................       48,694       48,124         50,282           51,419       198,519          51,263
  Employee costs........................       51,671       53,909         51,478           48,530       205,588          51,018
  Depreciation and amortization.........        9,789       10,285         10,266            9,612        39,952           9,542
  Other operating costs.................       11,226        8,994          9,530           10,741        40,491          10,192
  Special charges.......................        3,200           --         (2,500)              --           700              --
                                          -----------  -----------   ------------     ------------  ------------    ------------
    Total operating expenses............      124,580      121,312        119,056          120,302       485,250         122,015
                                          -----------  -----------   ------------     ------------  ------------    ------------
Income from operations..................  $     6,040  $    11,523   $     21,302     $     17,212  $     56,077    $     11,482
                                          -----------  -----------   ------------     ------------  ------------    ------------